TCW/DW INCOME AND GROWTH FUND
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997

DEAR SHAREHOLDER:

For the fiscal year ended January 31, 1997, most major stock indices posted strong returns with large cap stocks outperforming their smaller cap counterparts for the second consecutive year. During the period under review, small cap underperformance, combined with the fact that bonds were relatively poor performers (the Lehman Brothers Government/Corporate Bond Index returned
2.39 percent), served as a brake on convertible bond performance.

PERFORMANCE

For the fiscal year, TCW/DW Income and Growth Fund returned 13.46 percent with the convertible and high yield segments of the Fund up 13.80 percent and 12.40 percent, respectively. This compares with 26.34 percent for the Standard & Poor's 500 Composite Stock Index (S&P 500), 2.39 percent for the Lehman Brothers Government/ Corporate Bond Index and 7.02 percent for the Lipper Flexible Income Funds Index. The accompanying chart illustrates the performance of a $10,000 investment in the Fund since inception (March 31, 1993) through the fiscal year ended January 31, 1997, versus the performance of similar hypothetical investments in the S&P 500, the Lehman Brothers Government/Corporate Bond Index and the Lipper Flexible Income Funds Index.

TCW/DW INCOME AND GROWTH FUND
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

CONVERTIBLE SECURITIES

The convertible market overall remains healthy. While there are pockets of overvaluation in the secondary market, there are areas of good value as well, especially in new issues. During 1996, a total of 160 issues with a net value of over $25 billion were brought to the market, matching the record year of 1993. The terms of these new issues were generally favorable. In addition, just under $6 billion in convertible preferreds were created through mergers and acquisitions. Even with these large numbers of new issues, the convertible market actually contracted by about $3 billion because many of 1993's issues were called for redemption.

In the past, we have discussed the importance of short maturity convertible bonds and the downside protection we believe they provide. In 1996, 77 convertible bonds with maturities of seven years or less were issued, far more than in any previous year. Of these 77 issues, 18 had underlying stocks that declined 15 percent or more from the time of issue. In these instances, the convertibles, on average, only experienced 32.8 percent of the decline of the underlying stocks.

During the fiscal year ended January 31, 1997, the convertible portion of the portfolio benefitted substantially from its holdings in technology, airlines, pollution control and REITs. Early in the year, our holdings in AMR Corp. and Delta Airlines, Inc. did very well as airlines in general outperformed the market. We sold both these issues prior to the industry's underperformance in the second half of the year. Technology was mixed but was, overall, a fruitful sector for investment. Strong performances by holdings such as Storage Technology Corp., Quantum Corp., Analog Devices and Altera Corp. offset the relatively poor results provided by Motorola, Inc. and Silicon Graphics, Inc. In the pollution control sector, U.S. Filter Corp. was an outstanding performer and finished the fiscal year up 58.6 percent. Our holdings in REITs, Liberty Property Trust and LTC Properties, Inc. were also above average performers.

On the negative side, leisure/entertainment, healthcare and retail were a drag on performance. Leisure/entertainment holdings including News Corp., Scholastic Corp., International Cabletel, Inc., Tele-Communications International, Inc. and TCI Pacific Communications underperformed as did retail and healthcare holdings such as Kmart Financing, Sunglass Hut International, Staples, Inc., Home Depot, Inc., Vivra, Inc., Alza Corp. and Quintiles Transportational Corp. Looking forward, we believe that, after a dismal 1996, cable stocks will continue their recent recovery and that Staples, Inc. (pending merger with Office Depot, Inc.), Kmart Financing (restructuring progressing) and Home Depot, Inc. (good growth prospects) will also do well.

Our overall convertible portfolio strategy remains much the same as it has been for the last several quarters. We will continue to emphasize companies which appear to have good growth prospects, either fundamentally or due to restructuring. We will continue to de-emphasize most cyclical and basic industrial companies due to the lack of pricing power in the continuing competitive environment. Instead, we will favor technology, healthcare, consumer services and financials where growth prospects seem more promising.

TCW/DW INCOME AND GROWTH FUND
LETTER TO THE SHAREHOLDERS JANUARY 31, 1997, CONTINUED

HIGH YIELD BONDS

High yield bonds continued to be supported by the same factors that favorably impacted performance during the first half of the Fund's fiscal year, specifically strength in the equity markets and record cash flows into high yield mutual funds. High levels of liquidity on the part of bond buyers encouraged prospective high yield issuers to come to market quickly during the second half of 1996. New issuance totaled $32.4 billion during the second half of 1996, which was 20 percent greater than the amount issued in last year's comparable period. This high level of new issuance was driven by several factors, including meaningful deregulation in the telecommunications industry, LBO- and acquisition-related financing, as well as the high yield market's growing acceptance of foreign issuers.

LOOKING AHEAD

The economic outlook for 1997 remains one of moderation. When we examine the evidence, the probability of another double digit percentage increase in stock prices seems unlikely. The gains of the last two years, combined with the current interest rate environment, price/earnings multiples levels and moderating corporate profitability raise the risks. In addition, the possibility of a "shock to the system" arising from instability in Russia, the Middle East, or elsewhere is not insignificant. While we do not foresee a bear market on the immediate horizon, we believe that the risk/reward of the market has become less favorable. In fact, the greatest probability may be for a period of below average returns with increasing volatility. Unless corporate profits surge or price/earnings multiples expand to historically high levels, mid-single digit returns may be the most likely outcome. However, if interest rates rise or corporate profits stagnate or decline, the outlook for the market could be more negative. In either case, we believe that the Fund's portfolio of convertible securities and high yield bonds is positioned to perform well relative to equities, particularly given their yield pickup and generally short maturities.

We appreciate your support of TCW/DW Income and Growth Fund and look forward to continuing to serve your financial needs and objectives.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
----------------------------------------------------------------------------------------------------
             CONVERTIBLE BONDS (40.9%)
             ADVERTISING (1.1%)
 $     620   Omicom Group, Inc.............................      4.25  %    01/03/07  $      652,550
                                                                                      --------------
             AEROSPACE (1.2%)
       345   Hexcel Corp...................................      7.00       08/01/03         473,081
       235   Titan Corp....................................      8.25       11/01/03         273,187
                                                                                      --------------
                                                                                             746,268
                                                                                      --------------
             AUTO PARTS (0.6%)
       320   Magna International, Inc. (Canada)............      5.00       10/15/02         369,955
                                                                                      --------------
             BANKS - INTERNATIONAL (0.2%)
       130   MBL International Finance (Bermuda)...........      3.00       11/30/02         128,849
                                                                                      --------------
             BIOTECHNOLOGY (0.8%)
       330   Sepracor Inc. - 144A*.........................      7.00       12/01/02         488,400
                                                                                      --------------
             CABLE & TELECOMMUNICATIONS (0.5%)
       370   Tele-Communications International, Inc........      4.50       02/15/06         296,925
                                                                                      --------------
             COMPUTER EQUIPMENT (1.4%)
     1,570   Silicon Graphics, Inc. - 144A*................      0.00       11/02/13         849,291
                                                                                      --------------
             COMPUTER SOFTWARE & SERVICES (0.5%)
       350   UBS Finance, Inc. (1).........................      2.00       05/22/02         322,000
                                                                                      --------------
             CONSUMER PRODUCTS (0.5%)
       260   Central Garden & Pet Co.......................      6.00       11/15/03         304,564
                                                                                      --------------
             ELECTRONICS (1.5%)
       280   General Instrument Corp.......................      5.00       06/15/00         303,976
       240   Metricom, Inc. - 144A*........................      8.00       09/15/03         264,000
       275   SCI Systems, Inc..............................      5.00       05/01/06         374,000
                                                                                      --------------
                                                                                             941,976
                                                                                      --------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS (1.9%)
       365   Analog Devices................................      3.50       12/01/00         546,496
       530   Xilinx Inc. - 144A*...........................      5.25       11/01/02         587,797
                                                                                      --------------
                                                                                           1,134,293
                                                                                      --------------
             ENGINEERING & CONSTRUCTION (0.7%)
       345   New World Infrastructure Ltd. - 144A* (Hong
               Kong).......................................      5.00       07/15/01         406,238
                                                                                      --------------
             ENTERTAINMENT (0.4%)
       250   California Hotel Finance Corp.................     11.00       12/01/02         262,500
                                                                                      --------------
             ENVIRONMENTAL CONTROL (0.9%)
       320   Molten Metal Technology, Inc. - 144A*.........      5.50       05/01/06         217,430
       275   United Waste Systems, Inc.....................      4.50       06/01/01         350,281
                                                                                      --------------
                                                                                             567,711
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
----------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES (2.7%)
 $     355   Berkshire Hathaway............................      1.00  %    12/02/01  $      362,544
       800   Deutsche Bank Finance BV - 144A*
               (Netherlands)...............................      0.00       02/12/17         327,400
       190   Morgan Stanley Group, Inc. (2)................      0.00       09/30/00         231,563
       400   Morgan Stanley Group, Inc. (3)................      2.00       03/29/02         429,500
       265   Southern Pacific Funding......................      6.75       10/15/06         304,750
                                                                                      --------------
                                                                                           1,655,757
                                                                                      --------------
             HEALTHCARE (3.5%)
       280   Assisted Living Concepts, Inc. - 144A*........      7.00       07/31/05         312,665
       380   Phymatrix Corp. - 144A*.......................      6.75       06/15/03         325,850
       325   Physician Resource Group - 144A*..............      6.00       12/01/01         314,438
       235   Renal Treatment Centers, Inc. - 144A*.........      5.625      07/15/06         241,658
       470   Tenet Healthcare Corp.........................      6.00       12/01/05         491,150
       320   Vivra, Inc. - 144A*...........................      5.00       07/01/01         331,334
        95   Vivra, Inc....................................      5.00       07/01/01          98,266
                                                                                      --------------
                                                                                           2,115,361
                                                                                      --------------
             HEALTHCARE SERVICES (0.6%)
       305   Quintiles Transportational Corp. - 144A*......      4.25       05/31/00         339,337
                                                                                      --------------
             HOTELS (0.9%)
       580   Marriott International Inc....................      0.00       03/25/11         322,468
       240   Signature Resorts.............................      5.75       01/15/07         246,600
                                                                                      --------------
                                                                                             569,068
                                                                                      --------------
             INDUSTRIALS (0.6%)
       385   U.S. Office Products Co.......................      5.50       05/15/03         361,900
                                                                                      --------------
             MEDIA GROUP (0.5%)
       715   News America Holdings, Inc....................      0.00       03/11/13         319,705
                                                                                      --------------
             MEDICAL SERVICES (1.1%)
       155   ARV Assisted Living - 144A*...................      6.75       04/01/06         130,200
       310   Occusystems, Inc. - 144A*.....................      6.00       12/15/01         316,783
       320   Sterling House Corp...........................      6.75       06/30/06         224,000
                                                                                      --------------
                                                                                             670,983
                                                                                      --------------
             OIL & GAS PRODUCTS (0.5%)
       250   Apache Corp. - 144A*..........................      6.00       01/15/02         332,588
                                                                                      --------------
             PHARMACEUTICALS (2.0%)
       335   Alza Corp.....................................      5.00       05/01/06         335,419
       790   Sandoz Capital BVI, Ltd. - 144A*
               (Switzerland)...............................      2.00       10/06/02         859,125
                                                                                      --------------
                                                                                           1,194,544
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
----------------------------------------------------------------------------------------------------
             POLLUTION CONTROL (3.6%)
 $     995   Thermo Electron Corp. - 144A*.................      4.25  %    01/01/03  $    1,092,152
       945   U.S. Filter Corp..............................      4.50       12/15/01       1,045,406
                                                                                      --------------
                                                                                           2,137,558
                                                                                      --------------
             PUBLISHING (0.7%)
       410   Scholastic Corp. - 144A*......................      5.00       08/15/05         425,465
                                                                                      --------------
             REAL ESTATE INVESTMENT TRUST (1.5%)
       270   Liberty Property Trust........................      8.00       07/01/01         345,938
       280   LTC Properties, Inc...........................      8.50       01/01/01         326,018
       245   LTC Properties, Inc...........................      8.25       07/01/01         254,976
                                                                                      --------------
                                                                                             926,932
                                                                                      --------------
             RESTAURANTS (0.6%)
     1,235   Boston Chicken, Inc...........................      0.00       06/01/15         377,367
                                                                                      --------------
             RETAIL (4.1%)
       305   Charming Shoppes, Inc.........................      7.50       07/15/06         292,800
       310   Federated Department Stores, Inc..............      5.00       10/01/03         348,493
       530   Home Depot, Inc...............................      3.25       10/01/01         512,711
       300   Nine West Group, Inc. - 144A*.................      5.50       07/15/03         316,500
       880   Staples, Inc. - 144A*.........................      4.50       10/01/00         987,606
                                                                                      --------------
                                                                                           2,458,110
                                                                                      --------------
             SEMICONDUCTORS (0.6%)
       285   C-Cube Microsystems, Inc......................      5.875      11/01/05         365,250
                                                                                      --------------
             TECHNOLOGY (1.8%)
       390   Adaptec, Inc. - 144A*.........................      4.75       02/01/04         421,688
       330   HMT Technology Corp. - 144A*..................      5.75       01/15/04         352,688
       300   Safeguard Scientifics - 144A*.................      6.00       02/01/06         309,321
                                                                                      --------------
                                                                                           1,083,697
                                                                                      --------------
             TELECOMMUNICATIONS (2.0%)
     1,500   Motorola, Inc.................................      0.00       09/27/13       1,237,500
                                                                                      --------------
             TRANSPORTATION (0.9%)
       500   Blue Bird Body Co. (Series B).................     10.75       11/15/06         527,500
                                                                                      --------------
             UTILITIES - ELECTRIC (0.5%)
       320   Korea Electric Power Corp.
               (South Korea)...............................      5.00       08/01/01         332,800
                                                                                      --------------

             TOTAL CONVERTIBLE BONDS
             (IDENTIFIED COST $23,365,807)..........................................      24,902,942
                                                                                      --------------

             CORPORATE BONDS (42.5%)
             BANKS (0.9%)
       500   First Nationwide Escrow - 144A*...............     10.625      10/01/03         545,000
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
----------------------------------------------------------------------------------------------------
             BUILDING MATERIALS (0.4%)
 $     250   Collins & Aikman Floorcoverings,
               Inc. - 144A*................................     10.00  %    01/15/07  $      253,750
                                                                                      --------------
             BUSINESS SERVICES (2.5%)
       531   American Pad & Paper Co.......................     13.00       11/15/05         621,270
       320   Big Flower Press, Inc.........................     10.75       08/01/03         334,400
       316   Big Flower Press, Inc. (Series A) - 144A*.....     10.75       08/01/03         328,640
       235   Jorgensen (Earle M.) Co.......................     10.75       03/01/00         240,875
                                                                                      --------------
                                                                                           1,525,185
                                                                                      --------------
             BUSINESS SERVICES - DISTRIBUTORS (1.7%)
       250   Data Documents, Inc...........................     13.50       07/15/02         281,250
       500   Envirosource, Inc.............................      9.75       06/15/03         476,250
       250   Iron Mountain, Inc............................     10.125      10/01/06         265,000
                                                                                      --------------
                                                                                           1,022,500
                                                                                      --------------
             CABLE/CELLULAR (0.9%)
       500   Rogers Communications, Inc. (Canada)..........     10.875      04/15/04         525,000
                                                                                      --------------
             CHEMICALS (0.7%)
       375   NL Industries Inc.............................     11.75       10/15/03         396,562
                                                                                      --------------
             COMPUTERS (1.1%)
       380   Quantum Corp..................................      5.00       03/01/03         675,002
                                                                                      --------------
             CONSUMER - NON-CYCLICAL (0.6%)
       100   E&S Holdings Corp. - 144A*....................     10.375      10/01/06         104,750
       250   International Home Foods,
               Inc. - 144A*................................     10.375      11/01/06         259,375
                                                                                      --------------
                                                                                             364,125
                                                                                      --------------
             CONTAINERS (0.8%)
       275   Plastic Container, Inc. - 144A*...............     10.00       12/15/06         283,937
       225   US Can Corp. - 144A*..........................     10.125      10/15/06         237,375
                                                                                      --------------
                                                                                             521,312
                                                                                      --------------
             ENERGY (1.7%)
       250   Chesapeake Energy Corp........................     12.00       03/01/01         277,500
       640   Flores & Rucks, Inc...........................     13.50       12/01/04         764,800
                                                                                      --------------
                                                                                           1,042,300
                                                                                      --------------
             ENTERTAINMENT & LEISURE TIME (1.3%)
       750   United Artists Theatres.......................     11.50       05/01/02         792,187
                                                                                      --------------
             ENTERTAINMENT/GAMING (1.8%)
       695   Fitzgeralds Gaming Corp. (Units) ++...........     13.00       12/31/02         608,125
       500   Showboat, Inc.................................      9.25       05/01/08         505,000
                                                                                      --------------
                                                                                           1,113,125
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
----------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES (1.1%)
 $     400   American Annuity Group, Inc...................     11.125 %    02/01/03  $      428,060
       250   Outsourcing Solutions, Inc. - 144A*...........     11.00       11/01/06         265,000
                                                                                      --------------
                                                                                             693,060
                                                                                      --------------
             FOODS (0.5%)
       290   American Rice, Inc............................     13.00       07/31/02         284,200
                                                                                      --------------
             HEALTHCARE (0.9%)
       500   Dade International, Inc. (Series B)...........     11.125      05/01/06         540,000
                                                                                      --------------
             HOME BUILDING (0.6%)
       350   U.S. Home Corp................................      9.75       06/15/03         362,250
                                                                                      --------------
             INDUSTRIALS (3.1%)
       250   American Media Operations, Inc................     11.625      11/15/04         266,875
       885   Corporate Express, Inc........................      4.50       07/01/00         840,750
       250   Hayes Wheels International, Inc...............     11.00       07/15/06         275,000
       210   Oregon Steel Mills, Inc.......................     11.00       06/15/03         229,163
       250   Pierce Leahy Corp.............................     11.125      07/15/06         272,500
                                                                                      --------------
                                                                                           1,884,288
                                                                                      --------------
             MANUFACTURING (6.7%)
       335   Communications & Power Industries, Inc.
               (Series B)..................................     12.00       08/01/05         369,338
       350   Foamex L.P....................................     11.25       10/01/02         372,750
       250   Mettler Toledo, Inc...........................      9.75       10/01/06         263,125
       575   Newflo Corp...................................     13.25       11/15/02         629,625
     1,000   Sweetheart Cup, Inc...........................     10.50       09/01/03       1,050,000
       750   Talley Manufacturing & Technology Inc.........     10.75       10/15/03         787,500
       600   Telex Communications Inc......................     12.00       07/15/04         660,750
                                                                                      --------------
                                                                                           4,133,088
                                                                                      --------------
             MEDIA GROUP (4.8%)
       375   Ackerly Communications, Inc. (Series B).......     10.75       10/01/03         400,313
       500   Adams Outdoor Advertising.....................     10.75       03/15/06         535,000
       545   Garden State Newspapers, Inc..................     12.00       07/01/04         594,050
       575   Heritage Media Services Inc...................     11.00       06/15/02         615,250
       500   K-III Communications Corp.....................     10.625      05/01/02         521,250
       250   Outdoor Systems, Inc..........................      9.375      10/15/06         253,125
                                                                                      --------------
                                                                                           2,918,988
                                                                                      --------------
             MULTI-INDUSTRY (0.8%)
       500   Valcor, Inc...................................      9.625      11/01/03         497,500
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
----------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS (3.5%)
 $     935   Malette, Inc. (Canada)........................     12.25  %    07/15/04  $    1,005,125
       500   Rainy River Forest Product (Canada)...........     10.75       10/15/01         538,125
       550   Stone Container Corp..........................     10.75       10/01/02         565,125
                                                                                      --------------
                                                                                           2,108,375
                                                                                      --------------
             REAL ESTATE INVESTMENT TRUST (0.7%)
       415   Trizec Finance Ltd. (Canada)..................     10.875      10/15/05         455,981
                                                                                      --------------
             RETAIL (0.8%)
       420   Cole National Group, Inc......................     11.25       10/01/01         463,050
                                                                                      --------------
             RETAIL - DRUG STORES (0.6%)
       350   Di Giorgio Corp...............................     12.00       02/15/03         360,500
                                                                                      --------------
             RETAIL - FOOD CHAINS (1.8%)
       375   Grand Union Co................................     12.00       09/01/04         377,812
       625   Smith's Food & Drug Centers, Inc..............     11.25       05/15/07         696,875
                                                                                      --------------
                                                                                           1,074,687
                                                                                      --------------
             TELEPHONES (0.4%)
       250   Sprint Spectrum L.P...........................     11.00       08/15/06         270,000
                                                                                      --------------
             TRANSPORTATION (1.0%)
       550   Moran Transportation Co.......................     11.75       07/15/04         594,000
                                                                                      --------------
             UTILITIES (0.8%)
       490   Texas-New Mexico Power Co.....................     10.75       09/15/03         522,071
                                                                                      --------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $24,747,160)..........................................      25,938,086
                                                                                      --------------

 NUMBER OF
  SHARES
-----------
             CONVERTIBLE PREFERRED STOCKS (11.3%)
             FINANCIAL (0.6%)
     7,700   Allstate Corp. $2.30 (4)..................................................         342,650
                                                                                         --------------
             FINANCIAL SERVICES (1.6%)
    15,400   Merrill Lynch & Co., Inc. $3.12 (5).......................................         329,175
     4,800   Morgan Stanley Group, Inc. $3.99 (6)......................................         328,200
     5,000   Penncorp Financial Group, Inc. $3.50 - 144A*..............................         299,375
                                                                                         --------------
                                                                                                956,750
                                                                                         --------------
             FUNERAL SERVICES (0.2%)
     1,200   SCI Finance L.L.C. (Series A) $3.125......................................         117,150
                                                                                         --------------
             HEALTHCARE HMOS (1.1%)
     8,600   Aetna Inc. $4.758.........................................................         672,950
                                                                                         --------------
             HOTELS (0.5%)
     6,200   Host Marriott Financial Trust $3.375 - 144A*..............................         346,425
                                                                                         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

 NUMBER OF
  SHARES                                                                                     VALUE
-------------------------------------------------------------------------------------------------------
             INDUSTRIALS (2.0%)
     5,300   Crown Cork & Seal Co., Inc. $1.885........................................  $      284,875
     6,200   TCI Pacific Communications $5.00 (7)......................................         578,925
     8,300   Vanstar Financing Trust $3.375 - 144A*....................................         342,375
                                                                                         --------------
                                                                                              1,206,175
                                                                                         --------------
             INSURANCE (1.0%)
     3,800   American Bankers Insurance Group, Inc. (Series B) $3.125..................         247,950
    11,000   Salomon, Inc. $7.625 (8)..................................................         354,750
                                                                                         --------------
                                                                                                602,700
                                                                                         --------------
             MEDIA GROUP (0.4%)
     4,900   SFX Broadcasting, Inc. (Series D) $3.25...................................         230,300
                                                                                         --------------
             OIL & GAS PRODUCTS (1.1%)
     5,200   Occidental Petroleum Corp. (Series A) $3.00 (9)...........................         349,050
     5,300   Occidental Petroleum Corp. $3.875 - 144A*.................................         318,662
                                                                                         --------------
                                                                                                667,712
                                                                                         --------------
             PUBLISHING (0.6%)
     6,700   Golden Books Financing Trust $4.375 - 144A*...............................         378,550
                                                                                         --------------
             RETAIL (0.9%)
    10,500   Kmart Financing I $3.875..................................................         535,500
                                                                                         --------------
             TELECOMMUNICATION EQUIPMENT (0.8%)
     7,800   Corning Delaware, L.P. $3.00..............................................         477,750
                                                                                         --------------
             TELECOMMUNICATIONS (0.5%)
     6,100   Loral Space & Communications $3.00 - 144A*................................         330,547
                                                                                         --------------

             TOTAL CONVERTIBLE PREFERRED STOCKS
             (IDENTIFIED COST $6,199,577)..............................................       6,865,159
                                                                                         --------------

             COMMON STOCK (1.1%)
             COMPUTER EQUIPMENT
    13,475   Storage Technology Corp. (Identified Cost $515,180).......................         660,275
                                                                                         --------------

 NUMBER OF                                                                EXPIRATION
 WARRANTS                                                                    DATE
-----------                                                               -----------
             WARRANT (0.0%)
             ENTERTAINMENT/GAMING
     6,654   Fitzgeralds Gaming Corp. - 144A*
               (Identified Cost $29,943)................................     12/19/98          18,299
                                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                     COUPON      MATURITY
 THOUSANDS                                                      RATE         DATE         VALUE
----------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (2.3%)
             REPURCHASE AGREEMENT
 $   1,416   The Bank of New York (dated 1/31/97; proceeds
               $1,416,703; collateralized by $1,415,570
               Federal Farm Credit Bank 4.95% due 03/03/97
               valued at $1,444,406)
               (Identified Cost $1,416,083)................      5.25  %    02/03/97  $    1,416,083
                                                                                      --------------
TOTAL INVESTMENTS
(IDENTIFIED COST $56,273,750)(A)..............       98.1%   59,800,844
CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES...................................        1.9     1,139,730
                                                    -----   -----------
NET ASSETS....................................      100.0%  $60,940,574
                                                    -----   -----------
                                                    -----   -----------

---------------------
 *   Resale is restricted to qualified institutional investors.
++ Consists of more than one class of securities traded together as a unit; bonds with attached warrants.
(1)  Exchangeable into General Motors - Class E common stock.
(2)  Exchangeable into Boeing Co. common stock.
(3)  Exchangeable into Johnson & Johnson Co. common stock.
(4)  Exchangeable into PMI Group Inc. common stock.
(5)  Exchangeable into Cox Communications Inc. common stock.
(6)  Exchangeable into Cisco Systems Inc. common stock.
(7)  Exchangeable into Tele-Communications - Class A common stock.
(8) Exchangeable into Financial Security Assurance Holdings, Ltd. common stock.
(9)  Exchangeable into Canadian Occidental Petroleum common stock.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $4,260,414 and the aggregate gross unrealized depreciation is $733,320, resulting in net unrealized appreciation of $3,527,094.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $56,273,750).............................  $59,800,844
Cash........................................................      397,325
Receivable for:
    Investments sold........................................    1,424,926
    Interest................................................      872,434
    Shares of beneficial interest sold......................      155,642
    Dividends...............................................       16,544
Deferred organizational expenses............................       46,235
Prepaid expenses............................................       31,554
                                                              -----------

     TOTAL ASSETS...........................................   62,745,504
                                                              -----------

LIABILITIES:
Payable for:
    Investments purchased...................................    1,619,309
    Shares of beneficial interest repurchased...............       57,389
    Plan of distribution fee................................       33,360
    Management fee..........................................       22,880
    Investment advisory fee.................................       15,254
Accrued expenses and other payables.........................       56,738
                                                              -----------
     TOTAL LIABILITIES......................................    1,804,930
                                                              -----------

NET ASSETS:
Paid-in-capital.............................................   56,114,695
Net unrealized appreciation.................................    3,527,094
Accumulated undistributed net investment income.............      443,330
Accumulated undistributed net realized gain.................      855,455
                                                              -----------

     NET ASSETS.............................................  $60,940,574
                                                              -----------
                                                              -----------

NET ASSET VALUE PER SHARE,
  5,335,701 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                   $11.42
                                                              -----------
                                                              -----------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 1997

NET INVESTMENT INCOME:

INCOME
Interest....................................................  $3,854,394
Dividends...................................................     316,816
                                                              ----------

     TOTAL INCOME...........................................   4,171,210
                                                              ----------

EXPENSES
Plan of distribution fee....................................     425,303
Management fee..............................................     260,240
Investment advisory fee.....................................     173,493
Professional fees...........................................      64,615
Transfer agent fees and expenses............................      52,401
Shareholder reports and notices.............................      47,068
Organizational expenses.....................................      39,916
Trustees' fees and expenses.................................      38,303
Registration fees...........................................      28,555
Custodian fees..............................................      20,451
Other.......................................................      19,597
                                                              ----------

     TOTAL EXPENSES.........................................   1,169,942
                                                              ----------

     NET INVESTMENT INCOME..................................   3,001,268
                                                              ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................   3,798,985
Net change in unrealized appreciation.......................     475,436
                                                              ----------

     NET GAIN...............................................   4,274,421
                                                              ----------

NET INCREASE................................................  $7,275,689
                                                              ----------
                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              JANUARY 31, 1997   JANUARY 31, 1996
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $ 3,001,268        $ 2,973,403
Net realized gain...........................................      3,798,985          1,186,265
Net change in unrealized appreciation.......................        475,436          6,051,315
                                                              ----------------   ----------------

     NET INCREASE...........................................      7,275,689         10,210,983
                                                              ----------------   ----------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................     (3,008,077)        (3,087,769)
Net realized gain...........................................     (2,721,147)          --
                                                              ----------------   ----------------

     TOTAL..................................................     (5,729,224)        (3,087,769)
                                                              ----------------   ----------------
Net increase (decrease) from transactions in shares of
  beneficial interest.......................................      1,763,514         (4,827,749)
                                                              ----------------   ----------------

     NET INCREASE...........................................      3,309,979          2,295,465
                                                              ----------------   ----------------

NET ASSETS:
Beginning of period.........................................     57,630,595         55,335,130
                                                              ----------------   ----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $443,330 AND $450,139, RESPECTIVELY)....................    $60,940,574        $57,630,595
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997

1. ORGANIZATIONAL AND ACCOUNTING POLICIES

TCW/DW Income and Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to generate high total return by providing a high level of current income and the potential for capital appreciation. The Fund seeks to achieve its objective by investing in bonds or preferred stock convertible into common stock, other fixed income securities, common stocks and U.S. Government securities. The Fund was organized as a Massachusetts business trust on November 23, 1992 and commenced operations on March 31, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager") paid the organizational expenses of the Fund in the amount of approximately $206,000 of which $200,000 have been reimbursed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of daily net assets not exceeding $500 million and 0.42% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.30% to the portion of daily net assets not exceeding $500 million and 0.28% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Distributor and Manager, its affiliates and any other selected broker-dealers under the Plan: (1) compensation to, and expenses of, DWR's account executives and others, including overhead and telephone expenses; (2) sales incentives and bonuses

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and
(5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended January 31, 1997, the distribution fee was accrued at the annual rate of 0.74%.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1997 aggregated $57,069,874 and $58,830,492, respectively.

Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At January 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $4,000.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                         FOR THE YEAR              FOR THE YEAR
                                                                            ENDED                     ENDED
                                                                       JANUARY 31, 1997          JANUARY 31, 1996
                                                                   ------------------------  ------------------------
                                                                     SHARES       AMOUNT       SHARES       AMOUNT
                                                                   ----------  ------------  ----------  ------------
Sold.............................................................   1,635,756  $ 18,613,081   1,236,686  $ 13,236,674
Reinvestment of dividends and distributions......................     431,286     4,808,760     224,382     2,370,537
                                                                   ----------  ------------  ----------  ------------
                                                                    2,067,042    23,421,841   1,461,068    15,607,211
Repurchased......................................................  (1,909,009)  (21,658,327) (1,948,190)  (20,434,960)
                                                                   ----------  ------------  ----------  ------------
Net increase (decrease)..........................................     158,033  $  1,763,514    (487,122) $ (4,827,749)
                                                                   ----------  ------------  ----------  ------------
                                                                   ----------  ------------  ----------  ------------

7. FEDERAL INCOME TAX STATUS

During the year ended January 31, 1997, the Fund utilized its net capital loss carryover of approximately $206,000.

TCW/DW INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                 FOR THE PERIOD
                                          FOR THE YEAR ENDED JANUARY 31,        MARCH 31, 1993*
                                         ---------------------------------      THROUGH JANUARY
                                          1997         1996         1995            31, 1994
------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................      $ 11.13      $  9.77      $ 10.98          $ 10.00
                                         -------      -------      -------           ------

Net investment income..............         0.60         0.59         0.59             0.45

Net realized and unrealized gain
 (loss)............................         0.84         1.37        (1.20)            1.02
                                         -------      -------      -------           ------

Total from investment operations...         1.44         1.96        (0.61)            1.47
                                         -------      -------      -------           ------

Less dividends and distributions
 from:
   Net investment income...........        (0.60)       (0.60)       (0.55)           (0.39)
   Net realized gain...............        (0.55)       --           (0.05)           (0.10)
                                         -------      -------      -------           ------

Total dividends and
 distributions.....................        (1.15)       (0.60)       (0.60)           (0.49)
                                         -------      -------      -------           ------

Net asset value, end of period.....      $ 11.42      $ 11.13      $  9.77          $ 10.98
                                         -------      -------      -------           ------
                                         -------      -------      -------           ------

TOTAL INVESTMENT RETURN+...........        13.46%       20.52%      (5.59)%           15.06%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         2.02%        2.21%        2.04%            1.57%(2)(3)

Net investment income..............         5.19%        5.41%        5.83%            5.62%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................      $60,941      $57,631      $55,335               $64,370

Portfolio turnover rate............          102%          79%          88%              84%(1)

Average commission rate paid.......      $0.0540        --           --                --

---------------------
 *   Commencement of operations.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne expenses that were reimbursed or waived by the Manager and Investment Adviser, the annualized expense and net investment income ratios would have been 2.00% and 5.18%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW INCOME AND GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Income and Growth Fund (the "Fund") at January 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period March 31, 1993 (commencement of operations) through January 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
March 13, 1997

                            1997 FEDERAL TAX NOTICE

       During the year ended January 31, 1997, the Fund paid to its shareholders $0.40 per share from long-term capital gains. For such period, 7.94% of the income paid qualified for the dividends received deduction available to corporations.

TRUSTEES

John C. Argue
Richard M. DeMartini                               TCW/DW
Charles A. Fiumefreddo
John R. Haire                                      INCOME AND GROWTH FUND
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.                              [GRAPHIC]
Michael E. Nugent
John L. Schroeder
Marc I. Stern                                      ANNUAL REPORT

OFFICERS                                           JANUARY 31, 1997

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and General Counsel

Robert M. Hanisee
Vice President

Kevin A. Hunter
Vice President

Mark L. Attanasio
Vice President

Melissa Weiler
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

TCW/DW INCOME AND GROWTH FUND

                                  GROWTH OF $10,000

   DATE                   TOTAL             S&P      LEHMAN G/C          LIPPER
                                            500      BOND INDEX

March 31, 1993          $10,000         $10,000         $10,000         $10,000
January 31, 1994        $11,506         $10,912         $10,769         $11,017
January 31, 1995        $10,863         $10,969         $10,434         $10,577
January 31, 1996        $13,092         $15,203         $12,283         $12,579
January 31, 1997        $14,854  (2)    $19,208         $12,577         $13,462


                          AVERAGE ANNUAL TOTAL RETURN (FUND)
                            1 YEAR          LIFE OF FUND

                           13.46 (1)          10.86 (1)

               ___ Fund  ___ Lehman (3)  ___ S&P 500(4)  ___ LIPPER(5)

Past performance is not predictive of future returns.
__________________________________________________________
(1) Figure shown assumes reinvestment of all distributions. There is no front-end or contingent deferred sales charge.

(2)  Closing value, assuming a complete redemption on January 31, 1997.

(3) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten year. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Flexible Income Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.